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                                                                   Exhibit 10.11




                          SUN COMMUNITY BANCORP LIMITED

                              STOCK OPTION PROGRAM

                         (Adopted by the Board 11/20/98)






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                          SUN COMMUNITY BANCORP LIMITED
                                STOCK OPTION PLAN

In an effort to recruit and maintain highly qualified officers and directors, the Board of Directors of Sun Community Bancorp Limited hereby adopts a Stock Option Plan with the following characteristics.

1.       This is a non-qualified employee stock option plan.

2. Options eligible in accordance with this plan shall equal 15% of the issued shares of common stock of Sun Community Bancorp Limited as of the date of the adoption of this plan.

3. Options available under this plan shall be increased by an amount equal to 15% of each subsequent issue of common stock of Sun Community Bancorp Limited.

4. Options issued shall require an exercise price equal to the market price of the common stock at the time the options are issued.

5. The options issued herein shall have a duration of 10 years from the date of issue.

6. Sun shall retain a right to repurchase issued options for a period of 5 years from and after the date of each issue at a price of $.10 per option. The right of repurchase shall expire at the rate of 20% of the issued options per year during the first 5 year period from the date of issue.

         Example:

                  a)       Issuance of 100 options to "A" on January 1, 1998.

                  b) On February 1, 1998 Sun can exercise the right to repurchase all options for a total purchase price of $10.00 (100 options at a price of $.10 each).

                  c) On January 1, 1999 Sun can exercise right to repurchase 80% of options issued on January 1, 1998 (80 options at a price of $8.00).

                  d) On each January 1 thereafter, the right to repurchase shall be reduced by 20 options and the repurchase price shall be reduced by $2.00.

7. The right of repurchase shall be void as to those options which are exercised during the 5 year repurchase period.

8. Sun may exercise the right to repurchase at any time during the repurchase period and for any reason or no reason in its absolute discretion and without notice simply by forwarding a check for the repurchase price to the optionholder.

9. Options are non-dilutive in the event of a stock split and/or stock dividend.

10.      Nothing herein shall affect the terms and conditions of pre-existing options.
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                                  STOCK OPTION
                               ALLOCATION FORMULA

         Corporate Officers                                        5.00%

         Chairman & CEO                                            5.00%

         President                                                 3.50%

         Board of Directors                                        1.00%

         Unallocated                                                .50%
                                                                  ------
         Total Options                                            15.00%




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                          SUN COMMUNITY BANCORP LIMITED

                               BOARD OF DIRECTORS
                                STOCK OPTION PLAN

         By resolution of the Board of Directors, a Board of Directors' Stock Option Plan is hereby adopted to incorporate the following terms and conditions:

         1. The stock option pool shall equal 1% of the total outstanding shares of Sun Community Bancorp Limited.

         2. Only members of the Board of Directors who are not full time employees of the Corporation or any of its subsidiaries are eligible for participation in this plan.

         3. This plan shall conform to all of the characteristics, terms and conditions of the Employee Stock Option Plan which is contemporaneously adopted with this plan.

         4. Board persons who serve only a term of one year as a member of the Board of Directors of Sun Community Bancorp Limited shall receive one-fifth of the options allocated to the remaining board members and the right of repurchase shall be void and of no effect relative to those options.






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